CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE CERUS CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT CERUS CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL

Exhibit 10.3

This Amendment #1 to the Second Amended and Restated Supply and Manufacturing Agreement (the “Amendment”), by and between Cerus Corporation and Porex Corporation, is effective as of June 11, 2026. Each of the foregoing are parties to that certain Second Amended and Restated Supply and Manufacturing Agreement, effective as of January 1, 2025, (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth therefor in the Agreement.

Recitals

WHEREAS, the parties desire to amend the Agreement as provided in this Amendment; and

WHEREAS, this Amendment is an amendment of the Agreement pursuant to and in accordance with Section 13.1 of the Agreement.

Amendment

NOW, THEREFORE, in consideration of their mutual promises and intending to be legally bound, the parties agree as follows:

1. Pursuant to Section 2.1 of the Agreement, the parties hereby agree to a cost-sharing plan with respect to Porex’s build, installation and qualification of two (2) additional stations for the manufacture of Plasma Disks (the “New Disk Stations”), as set forth in this Amendment.

In order to expand the Porex Capacity Limitations to meet Cerus’ forecasted needs for Plasma Disks, Porex will build, qualify and install the two (2) New Disk Stations that can meet the applicable increased capacity listed in the table below. Porex commits to completing the build, qualification and installation of and subject to Cerus obtaining all regulatory approvals commencing production of Plasma Disks using the New Disk Stations with a target date of 9/30/26.

On and after the qualification of the New Disk Stations, the table in Section 2.1 of the Agreement with respect to Porex Capacity Limitations shall be amended and restated as follows:

[***]

For clarity, the Porex Capacity Limitation for Plasma Disks shall be the volumes set forth under the column entitled “Target/Standard Output” following qualification and full implementation of each additional Plasma Disk station. Cerus may request that Porex produce the additional volumes set forth under the column entitled “Maximum/Stretch Output” by providing a minimum of sixty (60) days’ prior written notice or by providing a Forecast under Section 1.3 having such additional volumes.

2. The parties agree to a capital expenditure (CapEx) recovery total of $[***], currently billed as an amortized surcharge of $[***] added to the [***] in accordance with Exhibit C-1. Porex shall target Operational Completion of the CapEx project on or before October 31, 2026. "Operational Completion" is defined as the successful physical build of Cleanroom 7 and its associated manufacturing stations, alongside the execution of IQ/OQ/PQ validation with final protocols and reports delivered by Porex. For reference, Exhibit C-2, attached hereto, sets forth Porex’s responsibilities with respect to Operational Completion.

(a) Porex Delays: If Operational Completion is not achieved by October 31, 2026, due solely to delays caused by Porex, Porex shall temporarily pause the collection of the $[***] surcharge if the collection of the $[***] is still applicable at such time. This pause will remain in effect until Operational Completion is achieved. If the Operational Completion requirements are met prior to December 31, 2026, Porex will reinstate the $[***], including catch up payments, billed [***], to recover the full capital amount[***]. If the Operational Completion delay continues beyond December 31, 2026; Porex will invoice the remaining capital balance [***] within 15 days of meeting Operational Completion.

(b) Client Delays: This billing pause shall not apply if Operational Completion has been achieved by Porex by October 31, 2026, but commercial production, final project sign-off, or deployment is delayed due to pending Cerus managed responsibilities (including, but not limited to, FDA approvals). In such an event, the [***] billing shall continue uninterrupted subject to the conditions in Exhibit C-1.

3.
The first sentence of Section 12.1 of the Agreement is hereby amended in its entirety to read as follows: “This Supply Agreement will have a term (the “Initial Term”) which commences on the Effective Date and continue through December 31, 2029.”

4.
Exhibit C is hereby amended and restated as set forth in Exhibit C-1 attached hereto and incorporated herein by reference.

5.
Except as modified herein, the provisions of the Agreement shall remain unchanged and in full force and effect.

6.
This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

The foregoing amendment is hereby executed as of the date first above written.

Cerus Corporation

By: /s/ David Mackey

Name: David Mackey

Title: Sr. Manager Procure to Pay

[***] = Certain Confidential Information Omitted

Porex Corporation

By: /s/ Richard Walker

Name: Richard Walker

Title: VP – Porex Americas

[***] = Certain Confidential Information Omitted

Exhibit C-1

Commercial [***] Pricing – Through December 31, 2026

[***]

Commercial [***] Pricing – January 1, 2027 to December 31, 2029

[***]

[***] = Certain Confidential Information Omitted

Exhibit C-2

Operational Completion Requirements (Porex)

•
Room upgrades/modifications and qualification testing – Coordination and approval of any studies conducted by external Porex-selected suppliers
•
Station purchase, installation, and IQs
•
Creation of all IQ/OQ/PQ documentation
•
Execution of station OQs [***]
•
Execution of station PQs [***]

[***] = Certain Confidential Information Omitted